UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

SRH Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 2100

Denver, CO 80290

(Address of Principal Executive Offices)(Zip Code)

Chris Moore

SRH Total Return Fund, Inc.

1700 Broadway, Suite 2100

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(866) 228-4853

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2025 – May 31, 2026

Item 1.	Reports to Stockholders.

(a)

Distribution Policy

May 31, 2026 (Unaudited)

SRH Total Return Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.20 per share on a quarterly basis during the six-month period ended May 31, 2026. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return of capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s annual report for a more complete description of its risks.

SRH Total Return Fund, Inc.	Table of Contents

Semi-Annual Report | May 31, 2026	1

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2026 (Unaudited)

Semi-Annual Update:

The SRH Total Return Fund, Inc. (the “Fund”) generated a loss of -1.16% on net assets in the six-month period ended May 31, 2026 (the “Period”). Within the same Period, the S&P 500 Index generated a gain of 11.34%, the Dow Jones Industrial Average (“DJIA”) generated a gain of 7.84%, and the Morningstar US Large Value Market Index (formerly the Morningstar US Large Value Index) generated a gain of 6.28%.

The Fund has outperformed the Morningstar U.S. Large Value Market Index on an annualized net assets basis since affiliates of SRH Advisors, LLC (“SRH”) became investment advisers to the Fund in January 2002 but has underperformed the S&P 500 Index and DJIA on an annualized net assets basis over the same time frame.

On a market price basis, the Fund lost -2.79% for the Period, underperforming the Fund’s return performance on a NAV basis of -1.16%. At the beginning of the Period the Fund’s discount was -20.90% and at the end of the Period the discount was -22.25%.

More detail on various holding period returns can be found in the table below:

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
STEW (NAV)	-1.52%	-1.16%	8.05%	17.92%	10.81%	12.34%	9.49%
STEW (Market)	-2.09%	-2.79%	2.70%	16.24%	8.74%	12.11%	8.22%
S&P 500 Index†	10.52%	11.34%	29.78%	23.61%	14.15%	15.65%	10.20%
DJIA††	4.64%	7.84%	22.71%	17.84%	10.19%	13.48%	9.50%
Morningstar US Large Value Market Index†††	-1.17%	6.28%	20.65%	17.22%	10.97%	11.40%	8.18%

*	Annualized.

**	Annualized since January 2002, when affiliates of SRH became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†

The S&P 500 Index measures the performance of the large-capitalization segment of the U.S. equity market. The index is composed of 500 constituent companies and covers approximately 80% of the market capitalization of all publicly traded U.S. equity securities. The securities comprised of the index are weighted based on the float-adjusted market value of their outstanding shares.

††	The Dow Jones Industrial Average ("DJIA"), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††

The Morningstar US Large Value Market Index (formerly The Morningstar US Large Value Index) measures the performance of US large-capitalization stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. This Index does not incorporate Environment, Social, or Governance criteria.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and Morningstar US Large Value Market Index include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

During the first four months of the Period, the Fund’s total return performance was within 10 basis points of the S&P 500 Index. Over the final two months, however, the Fund experienced a dramatic divergence. The S&P 500 Index returned 16.31% during those last two months, while the Fund returned 3.44%. This disparity also had a meaningful impact on longer-term relative performance.

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SRH Total Return Fund, Inc.	Performance Overview

May 31, 2026 (Unaudited)

The question we seek to answer is “What happened?” If we look at GICS sectors, we see the Information Technology sector returned 36.26% during the two-month period and represented 35.5% of the S&P 500. Information Technology’s 11.76% contribution to index return (36.26% return x 35.5% weight) explains most of the performance gap. Had that allocation instead been in Consumer Staples, which were flat, the index would have returned approximately 4.55% rather than 16.31%.

It feels like expectations are too rosy and the attitude of market participants is euphoric. Our investment philosophy leads us to exercise greater caution when market sentiment appears to be elevated and to seek opportunities when sentiment turns fearful. An example of high expectations is Micron. The stock is up 930% over the last 12 months as of 05/31/2026. Micron earned $7.73 per share during fiscal year 2025, it is expected by sell-side analyst consensus to earn $116 per share in fiscal year 2027. That is a 1500% growth in earnings in two years which seems like high expectations to us. Sell-side estimates reflect a range of assumptions and may be subject to inherent optimism bias. Keep in mind, Micron is not held in the Fund’s portfolio and is referenced solely as a market illustration.

Whether those earnings expectations turn into reality will largely depend on whether the four large Artificial Intelligence (“AI”) infrastructure spenders (Amazon, Microsoft, Alphabet, and Meta) continue investing $725 billion annually building out data centers. We believe there is a risk that diminishing returns on AI infrastructure capital expenditures could lead to less spending, unmet expectations, and falling stock prices.

In short, the Fund’s relative under exposure to the Information Technology sector was the largest driver of the performance gap. Given the elevated expectations that dominate that sector, we are comfortable maintaining an underweight position. Another key factor in the Fund’s performance was Berkshire Hathaway, which declined -7.69% during the six-month Period and -1.00% during the last two months.

We continue to view Berkshire Hathaway favorably. In our view, the transition from Warren Buffett to Greg Abel as CEO appears to be proceeding well, and the underlying businesses remain strong. The stock, however, seems penalized because it does not have strong exposure to AI and Berkshire is sitting on a lot of cash. Historically, a substantial cash position has been viewed as a sign of financial strength; however, current market sentiment appears to penalize it in favor of fully-deployed capital.

A substantial cash position should be a good thing, but current market sentiment appears to favor “risk on” positioning. That means investors have high optimism and want every dollar invested and at risk.

Our newest investment, QXO Inc., is a leading roofing distributor in North America led by Brad Jacobs, who has a strong track record of growing companies through disciplined capital allocation, and a strong emphasis on using technology to bring efficiency and cost control. Some of our favorite CEOs are cost conscious and we believe Brad Jacobs is exceptional at this. Management has stated its goal to make QXO the leader in distribution with $50 billion in revenue over the next decade through a combination of tapping capital markets and funding future deals through free cash flow. Brad Jacobs talks about something very important, which is not timing the cycle but getting the long-term trend right. We felt validated in investing in the industry upon learning about Berkshire Hathaway’s intent to buy Taylor Morrison Homes, with Greg Abel stating the acquisition is a “strong vote of confidence in the mid-long term outlook for the homebuilding industry.”

For the fifth consecutive year, the Fund’s Board of Directors (“Board”) approved an increase in the Fund’s quarterly distribution, effective January 2026. We believe the Fund’s managed distribution program aligns appropriately with our low turnover, buy-and-hold investment philosophy, both in terms of growth trajectory and overall yield characteristics. The distribution composition typically consists of long-term capital gains, reflecting our practice of maintaining positions for extended holding periods – rarely less than 12 months. SRH supports a distribution policy that maintains moderate rather than excessive payout ratios, ensuring that the Fund’s per share NAV can continue to appreciate over the long term. To the extent distributions exceed the Fund’s current and accumulated earnings and profits, they may constitute a return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of any distribution. The Fund will send shareholders a Form 1099-DIV each calendar year that will indicate how to report these distributions for federal income tax purposes.

Semi-Annual Report | May 31, 2026	3

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2026 (Unaudited)

Performance during the Period was driven by several key position-level contributions. Cisco Systems, Inc. (CSCO) provided the most significant positive attribution, contributing 2.60% to total return on net assets. Caterpillar Inc. (CAT) also generated outperformance, contributing 1.46% to the total return on net assets. Conversely, the largest detractors to performance during the period were Berkshire Hathaway, Inc. (BRK/A & BRK/B) detracting -3.42% and our covered call on CAT (CAT 09/18/26 C720) detracting -0.76%. The net contribution from the Caterpillar position and the covered call was 0.70%.

Portfolio activity during the Period reflected our disciplined approach to capital allocation and position sizing. We reduced allocations to Walmart (WMT), Stanley Black and Decker (SWK), Microsoft (MSFT), GFL Environmental (GFL), and Cisco Systems (CSCO) during the Period. Additionally, we fully divested of American Express (AXP) and Forward Air (FWRD). We initiated a new position in QXO Inc. (QXO) which met our criteria for a high-quality business trading at a reasonable valuation relative to their long-term prospects. The Fund’s cash and cash equivalents position increased from 4.4% to 7.7% during the Period, reflecting the increased scarcity in finding good businesses at reasonable valuations in the current market.

The following table shows the top ten holdings in the Fund as of May 31, 2026:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	35.7%
JPMorgan Chase & Co.	JPM	12.9%
Cash and Short-Term Investments	OPGXX	7.7%
Enterprise Products Partners LP	EPD	5.6%
Cisco Systems, Inc.	CSCO	5.1%
Evercore, Inc.	EVR	4.3%
Caterpillar, Inc.	CAT	3.7%
Cohen & Steers Infrastructure Fund, Inc.	UTF	3.1%
eBay, Inc.	EBAY	3.0%
The Charles Schwab Corp.	SCHW	2.8%

As always, we appreciate your continued support of the Fund.

Sincerely,

Jacob Hemmer, CFA

Portfolio Manager

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SRH Total Return Fund, Inc.	Performance Overview

May 31, 2026 (Unaudited)

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost.

This letter contains forward-looking statements based on the Fund’s current expectations and projections about future events. These statements involve known and unknown risks and uncertainties that may cause the Fund’s actual results to differ materially from those expressed or implied herein. Forward-looking statements are not guarantees of future performance.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. Stockholders should be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve greater risk than a fund with less concentrated investments spread out over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway Inc. (“Berkshire”), which, in addition to other business risks, has historically been dependent on Warren Buffett for major investment and capital allocation decisions. On May 4, 2025, Berkshire approved the appointment of Greg Abel, its Vice Chairman – Non-Insurance Operations, to replace Mr. Buffett as its President and Chief Executive Officer effective January 1, 2026, with Mr. Buffett continuing as Chairman of its Board of Directors. There can be no certainty as to how this change in leadership may impact Berkshire's business operations or financial performance, or how the market will respond to this transition. As a result, the value and volatility of the Fund's position in Berkshire may be materially and adversely impacted.

Semi-Annual Report | May 31, 2026	5

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2026 (Unaudited)

Growth of $10,000 (May 31, 2016 through May 31, 2026)

Comparison of change in value of a hypothetical $10,000 investment in the Fund and the Underlying Indexes

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that stockholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The table below is a summary of the distributions paid for the six months ended May 31, 2026.

Per Share of Common Stock
	Pay Date	Net Asset Value	Market Price	Distribution Paid*
	1/31/2026	$ 22.49	$ 17.72	$ 0.20
	4/30/2026	22.58	17.80	0.20
*	Please reference Section 19(A) Notices of the Additional Information section for classifications of distributions.

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SRH Total Return Fund, Inc.	Performance Allocation

May 31, 2026 (Unaudited)

INVESTMENTS AS A % OF NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS

Holdings are subject to change.

Semi-Annual Report | May 31, 2026	7

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS - 102.77%
DOMESTIC COMMON STOCK - 92.24%
Capital Goods - 3.59%
QXO, Inc.(a)	2,050,000	$35,362,500
Stanley Black & Decker, Inc.	530,000	42,092,600
		77,455,100
Construction Machinery - 4.07%
Caterpillar, Inc.(b)	100,000	87,587,000

Consumer Discretionary Distribution - 3.30%
eBay, Inc.	650,000	71,025,500

Consumer Durables & Apparel - 1.61%
Installed Building Products, Inc.	165,000	34,646,700

Consumer Services - 4.09%
DraftKings, Inc., Class A(a)	600,000	14,694,000
First Watch Restaurant Group, Inc.(a)	900,000	10,467,000
Yum! Brands, Inc.	425,000	62,878,750
		88,039,750
Consumer Staples Distribution - 2.15%
Maplebear, Inc.(a)	700,000	27,860,000
Walmart, Inc.	160,000	18,520,000
		46,380,000
Diversified - 39.45%
Berkshire Hathaway, Inc., Class A(a)(c)	1,028	730,805,199
Berkshire Hathaway, Inc., Class B(a)(c)	251,000	119,094,480
		849,899,679
Diversified Financial Services - 23.11%
Charles Schwab Corp.	750,000	65,512,500
Evercore, Inc., Class A	300,000	102,258,000
JPMorgan Chase & Co.	1,028,000	307,690,680
PayPal Holdings, Inc.	500,000	22,375,000
		497,836,180
Insurance - 2.98%
Travelers Cos., Inc.	220,000	64,215,800

Software & Tech Services - 2.30%
Microsoft Corp.	110,000	49,526,400

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
Technology, Hardware & Equipment - 5.59%
Cisco Systems, Inc.	1,000,000	$120,420,000

TOTAL DOMESTIC COMMON STOCK
(Cost $483,665,045)		1,987,032,109

FOREIGN COMMON STOCK - 0.86%
Commercial Services & Supplies - 0.86%
GFL Environmental, Inc.	550,000	18,447,000

TOTAL FOREIGN COMMON STOCK
(Cost $23,260,078)		18,447,000

CLOSED-END FUNDS - 3.44%
Cohen & Steers Infrastructure Fund, Inc.	2,750,000	74,057,500

TOTAL CLOSED-END FUNDS
(Cost $37,425,471)		74,057,500

LIMITED PARTNERSHIPS - 6.23%
Enterprise Products Partners LP	3,650,000	134,283,500

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		134,283,500

TOTAL LONG TERM INVESTMENTS
(Cost $615,360,346)		2,213,820,109

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2026	9

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2026 (Unaudited)

Description	Shares	Value (Note 2)
SHORT TERM INVESTMENTS - 8.52%
MONEY MARKET FUNDS - 8.52%
State Street Institutional US Government Money Market Fund, Opportunity Class, 7-Day Yield - 3.53%	183,590,151	$183,590,151

TOTAL MONEY MARKET FUNDS
(Cost $183,590,151)		183,590,151

TOTAL SHORT TERM INVESTMENTS
(Cost $183,590,151)		183,590,151

TOTAL INVESTMENTS - 111.29%		2,397,410,260
(Cost $798,950,497)

SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $1,164,821) - (10.39%)		(223,835,179)
OTHER ASSETS AND LIABILITIES, NET - (0.90%)		(19,375,345)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS - 100.00%		$2,154,199,736

(a)	Non-income producing security.
(b)	A portion of the security is held as collateral for the written call options in the amount of $87,587,000.
(c)	For additional information on portfolio concentration, see Note 2.

Percentages are stated as a percent of Net Assets Applicable to Common Stockholders.

Written Call Options:

Description	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Amount	Value (Note 2)

Caterpillar, Inc.	$720.00	$2,508,996	9/18/2026	(1,000)	$(87,587,000)	$(18,220,000)
		$2,508,996			$(87,587,000)	$(18,220,000)

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Statement of Assets and Liabilities

May 31, 2026 (Unaudited)

ASSETS:
Investments, at value
Cost ($798,950,497)	$2,397,410,260
Dividends receivable	1,335,374
Prepaid expenses and other assets	97,601
Total Assets	2,398,843,235

LIABILITIES:
Written options, at value
(Premiums received $2,508,996)	18,220,000
Senior notes (net of deferred offering cost of $1,164,821) (Note 10)	223,835,179
Investment advisory fees payable (Note 4)	1,799,073
Interest payable on senior notes (Note 10)	448,838
Administration fees payable (Note 4)	179,051
Printing fees payable	61,501
Custody fees payable	11,088
Legal fees payable	43,603
Audit and tax fees payable	25,173
Directors' fees and expenses payable (Note 4)	5,246
Transfer agent fees payable	5,096
Accrued expenses and other payables	9,651
Total Liabilities	244,643,499
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,154,199,736

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$964,415
Paid-in capital in excess of par value of common stock	512,495,056
Total distributable earnings	1,640,740,265
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$2,154,199,736

Net Asset Value, Per Share of Common Stock Outstanding ($2,154,199,736/96,441,500 shares)	$22.34

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2026	11

SRH Total Return Fund, Inc.	Statement of Operations

For the Six Months Ended May 31, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $3,705)	$18,424,779
Total Investment Income	18,424,779

EXPENSES:
Investment advisory fees (Note 4)	10,609,922
Interest on senior notes (Note 10)	3,068,210
Administration fees (Note 4)	1,053,214
Directors' fees and expenses (Note 4)	122,213
Printing fees	60,436
Legal fees	68,327
Custody fees	32,420
Insurance expense	20,780
Audit and tax fees	23,173
Transfer agency fees	22,134
Offering costs (Note 10)	94,913
Other	119,112
Total Expenses	15,294,854
Net Investment Income	3,129,925

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	49,433,083
Net realized gain	49,433,083
Net change in unrealized appreciation/depreciation on:
Investments	(79,017,008)
Written options	(9,810,340)
Net change in unrealized appreciation/depreciation	(88,827,348)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(39,394,265)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(36,264,340)

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2026 (Unaudited)	For the Year Ended November 30, 2025
OPERATIONS:
Net investment income	$3,129,925	$2,523,969
Net realized gain on investments	49,433,083	66,814,055
Long-term capital gain distributions from other investment companies	–	2,673,041
Net change in unrealized appreciation/depreciation on investments and written options	(88,827,348)	102,079,038
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(36,264,340)	174,090,103

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(38,576,600)	(63,651,391)
Total Distributions - Common Stockholders	(38,576,600)	(63,651,391)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(74,840,940)	110,438,712

NET ASSETS:
Beginning of period	2,229,040,676	2,118,601,964
End of period	$2,154,199,736	$2,229,040,676

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2026	13

SRH Total Return Fund, Inc.	Statement of Cash Flows

For the Six Months Ended May 31, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(36,264,340)
Adjustments to reconcile change in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(75,353,130)
Net purchases of short-term investment securities	(75,485,608)
Proceeds from disposition of investment securities	183,939,235
Premiums received from written options transactions	2,508,996
Net realized (gain)/loss on:
Investments	(49,433,083)
Net change in unrealized appreciation/depreciation on:
Investments	79,017,008
Written options	9,810,340
Amortization of offering costs	94,913
(Increase)/Decrease in assets:
Dividends receivable	(293,554)
Prepaid expenses and other assets	(33,530)
Increase/(Decrease) in liabilities:
Interest payable on senior notes	9,459
Investment advisory fees payable	60,734
Administration fees payable	5,549
Directors' fees and expenses payable	5,246
Legal fees payable	8,303
Audit and tax fees payable	(20,327)
Custody fees payable	(4,228)
Transfer agent fees payable	2,848
Printing fees payable	10,999
Accrued expenses and other payables	(9,230)
Net Cash Provided by Operating Activities	38,576,600

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Stockholders	(38,576,600)
Net Cash Used in Financing Activities	(38,576,600)

Net increase in cash	–
Cash, beginning balance	–
Cash, ending balance	$–

Cash paid for interest on senior notes during the period was:	$3,058,751

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributable earnings
Tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value — End of Period
Common Share Market Price— End of Period
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Price(b)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(c)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on borrowings
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)
Number of Common Shares Outstanding, End of Period (000s)
BORROWINGS AT END OF PERIOD
Aggregate Amount of Senior Notes Outstanding (000s)
Asset Coverage Per $1,000(h)

See Accompanying Notes to Financial Statements.

www.srhfunds.com/fund-overview/stew	16

SRH Total Return Fund, Inc.	Financial Highlights

For the Six
Months		For the Year		For the Year		For the Year		For the Year	For the Year
Ended		Ended		Ended		Ended		Ended	Ended
May 31, 2026		November 30,		November 30,		November 30,		November 30,	November 30,
(Unaudited)		2025		2024		2023		2022	2021
$23.11		$21.97		$16.83		$15.88		$15.69	$13.29

0.03		0.03		0.08		0.12		0.11	0.01
(0.40)		1.77		5.58		1.32		0.55	2.79
(0.37)		1.80		5.66		1.44		0.66	2.80

(0.40)		(0.66)		(0.54)		(0.50)		(0.48)	(0.41)
–		–		(0.01)		–		–	–
(0.40)		(0.66)		(0.55)		(0.50)		(0.48)	(0.41)

–		–		0.03		0.01		0.01	0.01
–		–		0.03		0.01		0.01	0.01
(0.77)		1.14		5.14		0.95		0.19	2.40
$22.34		$23.11		$21.97		$16.83		$15.88	$15.69
$17.37		$18.27		$16.73		$13.42		$13.31	$13.02
(1.16%)		9.28%		35.47%		10.06%		4.96%	21.86%
(2.79%)		13.46%		29.37%		4.71%		6.01%	23.18%
1.40	%(d)	1.42%		1.49%		1.60%		1.61%	1.65	%(e)
1.40	%(d)	1.42%		1.49%		1.60%		1.61%	1.68%
1.12	%(d)	1.13%		1.16%		1.20%		1.20%	1.24%
0.29	%(d)	0.12%		0.44%		0.74%		0.70%	0.07	%(e)
0.29	%(d)	0.12%		0.44%		0.74%		0.70%	0.04%

3%		7%		7%		10%		10%	6%
$2,154,200		$2,229,041		$2,118,602		$1,633,673		$1,545,530	$1,534,631
96,442		96,442		96,442		97,068		97,333	97,802

$225,000	(f)(g)	$225,000	(f)(g)	$225,000	(f)(g)	$225,000	(f)(g)	$223,169 (f)	$222,978	(f)
10,574		10,907		10,416		8,261		7,925	7,882

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2026	17

SRH Total Return Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(c)	Ratios do not reflect the proportionate share of income and expenses of the underlying invested funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Statement of Investments).
(d)	Annualized.
(e)	Advisory, sub-advisory and administration fees were voluntarily waived, on amounts attributable to the proceeds of the senior notes issued that remained in cash or cash equivalents.
(f)	The amount shown is due to the issuance of senior notes (See Note 10).
(g)	Principal amount. Excludes the costs incurred in connection with the issuance of the senior notes.
(h)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the senior notes) from the Fund's total assets and dividing by the principal amount of the senior notes, then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.srhfunds.com/fund-overview/stew	18

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

NOTE 1. FUND ORGANIZATION

SRH Total Return Fund, Inc. (the “Fund” or “STEW”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Fund is considered a single operating segment, and its performance and operating results are reviewed to make informed decisions regarding performance. An operating segment is a component of a Fund that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the Fund's chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The financial information provided to and reviewed by the CODM is presented within the Fund's financial statements. The Portfolio Manager acts as the Fund's CODM.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days, are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Paralel Advisors LLC ("Paralel" or the “Adviser”), as the valuation designee (the "Valuation Designee") with respect to the fair valuation of the Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value.

Semi-Annual Report | May 31, 2026	19

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Designee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Designee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Designee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Designee may use outside pricing services to provide it with closing prices. The Valuation Designee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Designee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Designee adjusts prices, the Valuation Designee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

www.srhfunds.com/fund-overview/stew	20

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

The following is a summary of the Fund’s investments by inputs used to value those investments and other financial instruments as of May 31, 2026:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,987,032,109	$–	$–	$1,987,032,109
Foreign Common Stock	18,447,000	–	–	18,447,000
Closed-End Funds	74,057,500	–	–	74,057,500
Limited Partnerships	134,283,500	–	–	134,283,500
Money Market Funds	183,590,151	–	–	183,590,151
TOTAL	$2,397,410,260	$–	$–	$2,397,410,260

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(18,220,000)	$–	$–	$(18,220,000)
TOTAL	$(18,220,000)	$–	$–	$(18,220,000)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statements purposes. As of May 31, 2026, the Fund’s outstanding senior notes of $225,000,000 are categorized as level 2 within the fair value hierarchy.

Cash and Cash Equivalents: Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Foreign Currency Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Semi-Annual Report | May 31, 2026	21

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

Distributions to Common Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to common stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a stockholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a stockholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: The Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six months ended May 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

www.srhfunds.com/fund-overview/stew	22

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Semi-Annual Report | May 31, 2026	23

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

For the six months ended May 31, 2026, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Value	Liability Derivatives Statement of Assets and Liabilities Location	Value
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$18,220,000
Total				$18,220,000

For the six months ended May 31, 2026, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized loss on written options/ Net change in unrealized depreciation on written options	N/A	$(9,810,340)
Total			$(9,810,340)

The average notional amount of written option contracts for the Fund was $80,599,125 during the six months ended May 31, 2026.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Paralel serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays Paralel an annual fee, calculated and paid monthly, equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

SRH Advisors, LLC (“SRH”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between SRH and Paralel. Paralel, not the Fund, pays SRH an annual sub-advisory fee, calculated and paid monthly, equal to 0.77% of the first $2 billion of the Fund’s average Managed Assets, plus 0.68% of the Fund’s average Managed Assets over $2 billion.

Paralel Technologies LLC (“PRT”), an affiliate of Paralel, serves as the Fund’s administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, PRT receives an annual fee, calculated and paid monthly, equal to 0.09% of the first $2 billion of the Fund’s average Managed Assets, plus 0.075% of the Fund’s average Managed Assets over $2 billion.

Paralel is a wholly owned subsidiary of PRT. SRH may be deemed an affiliate of PRT and Paralel under the 1940 Act due to an indirect, non-controlling investment in PRT by SLCT Holdings, LLC, a fully owned subsidiary of the Susan L. Ciciora Trust, which is also the sole member of SRH. The Susan L. Ciciora Trust may be deemed an affiliate of the Fund.

www.srhfunds.com/fund-overview/stew	24

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

No persons (other than the Independent Directors) receive compensation from the Fund for acting as a director or officer; however, certain Directors and officers of the Fund are officers or employees of Paralel, SRH or PRT and may receive compensation in such capacities. The Fund pays each member of the Board who is not a director, officer, employee, or affiliate of Paralel, SRH or PRT or any of their affiliates (each an “Independent Director”) a fee of $40,000 per annum, plus $5,000 for each regular quarterly meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The Lead Independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the six months ended May 31, 2026 were $75,353,130 and $183,942,205 respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2026, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

In addition to other business risks, Berkshire Hathaway, Inc. has historically been dependent on Warren Buffett for major investment and capital allocation decisions. On May 4, 2025, Berkshire approved the appointment of Greg Abel, its Vice Chairman – Non-Insurance Operations, to replace Mr. Buffett as its President and Chief Executive Officer effective January 1, 2026, with Mr. Buffett continuing as Chairman of its Board of Directors. There can be no certainty as to how this change in leadership may impact Berkshire's business operations or financial performance, or how the market will respond to this transition. As a result, the value and volatility of the Fund's position in Berkshire may be materially and adversely impacted.

Semi-Annual Report | May 31, 2026	25

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund’s adviser may not be able to sell the Fund’s portfolio securities, at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2026, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 47.06% of the total Common Stock outstanding.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six months ended May 31, 2026 and the year ended November 30, 2025, the Fund did not repurchase any shares of Common Stock.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2026.

The character of distributions paid on a tax basis during the year ended November 30, 2025 was as follows:

Distributions Paid From:
Long-Term Capital Gain	$63,651,391
$63,651,391

www.srhfunds.com/fund-overview/stew	26

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2026 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes at May 31, 2026 were as follows:

Cost of investments for income tax purposes	$756,152,533
Gross appreciation on investments (excess of value over tax cost)	1,661,097,913
Gross depreciation on investments (excess of tax cost over value)	(19,840,186)
Net depreciation of written call options	(15,711,004)
Net unrealized appreciation on investments	$1,625,546,723

The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

NOTE 10. SENIOR NOTES

On November 5, 2020, the Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $225,000,000 in three fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the “Agreement”) contains various covenants related to other indebtedness and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The table below sets forth a summary of the key terms of each series of Notes outstanding at May 31, 2026.

Series	Principal Outstanding May 31, 2026	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value May 31, 2026	Fixed Interest Rate	Maturity Date
A	$85,000,000	Semi-Annual	$372,318	$74,727,030	2.62%	November 5, 2030
B	$85,000,000	Semi-Annual	$450,502	$71,442,326	2.72%	November 5, 2032
C	$55,000,000	Semi-Annual	$342,001	$43,628,153	2.87%	November 5, 2035

The Fund incurred costs in connection with the issuance of the Notes. These costs, totaling $2,226,190, were recorded as a deferred charge and are being amortized over the respective life of each series of notes. Amortization of $94,913 is included as Offering Costs on the Statement of Operations and the carrying amount on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund categorizes the Notes as Level 2 securities within the fair value hierarchy.

The Fund shall at all times maintain a current rating given by a NRSRO (Nationally Recognized Statistical Rating Organization) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an ‘A’ long-term rating by Fitch Ratings.

At May 31, 2026, the Fund was in compliance with all covenants under the Agreement.

Semi-Annual Report | May 31, 2026	27

SRH Total Return Fund, Inc.	Additional Information

May 31, 2026 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s N-PORT reports are available (i) on the Fund’s website at www.srhfunds.com/fund-overview/stew; or (ii) on the SEC’s website at www.sec.gov; or (iii) by calling toll-free (877)-561-7914.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.srhfunds.com/fund-overview/stew, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.srhfunds.com/fund-overview/stew.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell stockholders how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2026				% Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2026
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.02192	$0.37808	$–	$0.40000	5.48%	94.52%	–%	100.00%

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to stockholders. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with “yield” or “income”.

www.srhfunds.com/fund-overview/stew	28

SRH Total Return Fund, Inc.	Additional Information

May 31, 2026 (Unaudited)

Stockholders should not draw any conclusions about the Fund's investment performance from the amount of the distribution or from the terms of the Fund's Plan.

DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Semi-Annual Report | May 31, 2026	29

SRH Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2026 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare Shareowner Services, P.O. Box 43078, Providence RI 02940-3078. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

www.srhfunds.com/fund-overview/stew	30

DIRECTORS	Jacob E. Hemmer Thomas J. Moore Nicole L. Murphey Steven K. Norgaard Shane K. Quinlan

INVESTMENT ADVISER	Paralel Advisors LLC 1700 Broadway, Suite 2100 Denver, CO 80290

SUB-INVESTMENT ADVISER	SRH Advisors, LLC 2121 E. Crawford Place Salina, KS 67401

ADMINISTRATOR	Paralel Technologies LLC 1700 Broadway, Suite 2100 Denver, CO 80290

CUSTODIAN	State Street Bank and Trust One Congress Street, Suite 1 Boston, MA 02114-2016

STOCK TRANSFER AGENT	Computershare Inc. PO Box 43078 Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.srhfunds.com/fund-overview/stew

SRH TOTAL RETURN FUND, INC.

c/o Computershare

P.O. Box 43078

Providence, RI 02940-3078

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable to closed-end investment companies

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       None.

(b)       None.

Item 19. Exhibits.

(a)(1)	Not applicable.
(a)(2)	None.
(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(4)	None.
(a)(5)	Not applicable.
(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.
(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SRH TOTAL RETURN FUND, INC.

By:	(Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, President
Date:	August 7, 2026	(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, President
Date:	August 7, 2026	(Principal Executive Officer)

By:	(Signature and Title)	/s/ Jill Kerschen
Jill Kerschen, Treasurer
Date:	August 7, 2026	(Principal Financial Officer)